[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit 10.28(xi)

AMENDMENT NO. 9 TO THE PROCESS DEVELOPMENT AND CLINICAL SUPPLY AGREEMENT

THIS AMENDMENT NO. 9 (the “Ninth Amendment”), effective as of November 26, 2012 (the “Ninth Amendment Effective Date”) by and between Boehringer Ingelheim Pharma GmbH & Co. KG, Birkendorfer Straße 65, 88397 Biberach an der Riss, Germany (“BI Pharma”) and FibroGen, Inc., 409 Illinois Street, San Francisco, CA 94158, USA (“FibroGen”), amends the Process Development and Clinical Supply Agreement entered into by and between BI Pharma and FibroGen on November 29, 2007, as amended pursuant to the letter agreements entered into as of June 26, 2008 and August 18, 2008, Amendment No. 1, effective as of May 28, 2009, Amendment No. 3, effective as of November 5, 2010, Amendment No. 4, effective as of January 24, 2011, Amendment No. 5, effective as of April 15, 2011, Amendment No. 6, effective as of May 26, 2011, Amendment No. 7, effective as of January 01, 2012, and Amendment No. 8 (which is under negotiation simultaneously) (hereinafter together the “Supply Agreement”). BI Pharma and FibroGen shall be referred to individually herein as a “Party”, and collectively as the “Parties”.

WHEREAS, FibroGen and BI Pharma agreed to the work plan entitled “[ * ] (Version of February 2, 2012)” and both parties are now in agreement that (i) some parts of this work plan have been successfully performed by BI Pharma, and (ii) some other parts need to be removed from said work plan and be replaced by other work packages;

WHEREAS, FibroGen additionally wishes to engage BI Pharma to [ * ], among others [ * ], in compliance with the terms of the Supply Agreement as amended by this Ninth Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

(1)	Sections 2.1, 2.2 and 4 of the work plan entitled “[ * ] (Version of February 2, 2012)” shall be deleted. The other parts of this work plan, including those portions of the work plan which have been performed by BI Pharma, shall remain in full force and effect.

(2)	Pursuant to Section 2.2 of the Supply Agreement, additional work packages shall be performed under the Agreement and therefore the Project shall be amended and replaced by the work plan entitled “[ * ] (Version of November 26, 2012)”, which is attached hereto as Exhibit A and is hereby added as an amendment to Appendix 2 to the Supply Agreement. These additional work packages are

a)	[ * ] (as defined in the Sixth Amendment), [ * ] under the Seventh Amendment that are now deleted according to Section (1) of this Ninth Amendment, and

b)	[ * ],

in accordance with the Supply Agreement.

(3)

This Ninth Amendment, together with the Supply Agreement, contains the entire understanding of the Parties with respect to the subject matter hereof. Except as otherwise provided herein, the Supply Agreement has not been modified or amended and remains in full

Amendment No. 9 to the Process Development and Clinical Supply Agreement	Confidential

force and effect. All express or implied agreements and understandings that conflict with the terms of this Ninth Amendment, either oral or written, heretofore made with respect to subject matter herein are expressly superseded by this Ninth Amendment.

(4)	This Ninth Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Counterparts may be signed and delivered by facsimile and/or via portable document format (pdf) (or similar format), each of which shall be binding when sent.

IN WITNESS WHEREOF, the Parties have executed this Ninth Amendment to the Supply Agreement as of Ninth Amendment Effective Date.

Biberach, February 21, 2013

BOEHRINGER INGELHEIM PHARMA GMBH & CO. KG

ppa.	ppa.

[ * ]	[ * ]
[ * ]	[ * ]
VP Business & Contracts	Head of Team Biberach – Dep. Legal Germany

San Francisco, March 25, 2013

FIBROGEN, INC

/s/ James Polarek
Name	James W. Polarek	Name
Title	VP, Protein Therapeutics and Collagen Development	Title

2

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Amendment No. 9 to the Process Development and Clinical Supply Agreement	Confidential

Exhibit A

Work Scope

(Version of November 26, 2012)

[ * ]

3

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.